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                                                      Exhibit 10.16


[Logo]

Effective as of March 31, 1994

Michaels Stores, Inc.
5931 Campus Circle Drive
Irving, Texas 70563
Attention:  Kristin L. Magnuson,
            Vice President-Finance

Re: Credit Agreement dated as of June 24, 1993, as amended, between Michaels Stores, Inc. and NationsBank of Texas, N.A.

Gentlemen:

Reference is made to that certain Credit Agreement dated as of June 24, 1993, (as heretofore amended or modified, the "Credit Agreement") between Michaels Stores, Inc., a Delaware corporation ("Borrower"), and NationsBank of Texas, N.A., a national banking association ("Lender"). Unless otherwise defined herein, each defined term used herein shall have the meaning given such term in the Credit Agreement.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1. The $30,000,000 number appearing in the first sentence of Section 2.1 of the Credit Agreement is amended to read "$50,000,000", and the March 31, 1994 date appearing in the second sentence of Section 2.1 of the Credit Agreement is amended to read "April 30, 1994".

2. Exhibit A to the Credit Agreement is amended to read in its entirety as in Exhibit A attached hereto, and concurrently with the execution and delivery of this letter agreement, Borrower shall execute and deliver to Lender a Note in the form of Exhibit A attached hereto in replacement and increase of the Note originally executed and delivered by Borrower pursuant to the Credit Agreement.

3. Except as modified and amended hereby, the Credit Agreement and the other Loan Papers are unchanged, and are hereby ratified and confirmed.

4. This letter agreement and the other Loan Papers shall be construed in accordance with and governed by the Laws of Texas, except to the extent that federal Laws may apply and except to the extent otherwise required by Law.


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Michaels Stores, Inc.
Effective as of March 31, 1994
Page 2

5. This letter agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

6. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

If the Borrower is in agreement with the foregoing, please so indicate by executing this letter in the space provided below and returning it to Lender.

Very truly yours,

NATIONSBANK OF TEXAS, N.A.


By:  Joseph G. Taylor
    -------------------------
Name:  Joseph G. Taylor
      -----------------------
Title:  Vice President
       ----------------------


Accepted and Agreed To:

MICHAELS STORES, INC.


By:  Kristin L. Magnuson
    -------------------------
Name:  Kristin L. Magnuson
      -----------------------
Title:  Vice President
       ----------------------


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                               EXHIBIT A
                            PROMISSORY NOTE

$50,000,000                  Dallas, Texas                March 31, 1994

   FOR VALUE RECEIVED, MICHAELS STORES, INC. ("MAKER") hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("Payee") the principal sum of FIFTY MILLION DOLLARS ($50,000,000) or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

   This note has been executed and delivered under, and is subject to the terms of, the $50,000,000 Credit Agreement (as heretofore or hereafter renewed, extended, amended, or supplemented, the "CREDIT AGREEMENT") dated as of June 24, 1993, between Maker and Payee and is the "Note" referred to therein. Reference is made to the Credit Agreement for provisions affecting this note regarding voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys' fees, court costs, and other costs of collection, and certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder.

   The principal of this note shall bear interest at the rate or rates set forth in the Credit Agreement, and such principal and interest shall be payable at the times set forth in the Credit Agreement.

   This note is executed in replacement and increase of that certain Promissory Note dated June 24, 1993, in the principal amount of $30,000,000, executed by Maker, payable to the order of Payee.

                                 MICHAELS STORES, Inc.


                                 By:  Kristin L. Magnuson
                                    ------------------------
                                    Kristin L. Magnuson,
                                    Vice President-Finance